Exhibit 32.2

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Financial Officer of Systemax Inc., hereby certifies that Systemax Inc.’s Form 10-K for the Year Ended December 31, 2013 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d)) and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Systemax Inc.

Dated: March 11, 2014

/s/ LAWRENCE P. REINHOLD
Lawrence P. Reinhold, Chief Financial Officer